Exhibit 99.1


               RARE Hospitality Announces Strategic Initiatives to
                            Enhance Shareholder Value


     ATLANTA--(BUSINESS WIRE)--Sept. 21, 2006--RARE Hospitality International, Inc. (NASDAQ:RARE):

     --   Pursuing Sale of Bugaboo Creek Concept

     --   Repurchasing $125 Million of Company Stock

     --   Accelerating Development of The Capital Grille


          Also Reports FAS No. 144 Charge and Change in Accounting for
                         Utilities and Vacation Expense




     RARE Hospitality International, Inc. (NASDAQ:RARE), today announced several significant initiatives designed to enhance long-term shareholder value. These initiatives were authorized by RARE's Board of Directors after a strategic review of the Company's business and growth prospects, which RARE undertook with its financial advisor, Wachovia Securities. The initiatives include:

     -- Exiting the Bugaboo Creek business through the possible sale of the Bugaboo Creek Steak House restaurants and brand.

     -- Improving RARE's cost of capital by recapitalizing its balance sheet with initially approximately $125 million of long-term debt. The proceeds from this debt would be used to reduce shareholders' equity through the repurchase of up to $125 million in Company stock, which is expected to be accretive to the Company's financial results.

          The Company intends to implement this share repurchase initially through a written trading plan (the "Plan") under the provisions of Rule 10b5-1(c)(2). The timing of the purchases and the exact number of shares to be purchased will depend on market conditions and will be subject to provisions specified in the Plan. In addition to the Plan, the Company intends to evaluate other methods to repurchase shares.

          This $125 million repurchase authorization supplements the existing authorization announced in July 2005 for the repurchase through May 2007 of up to $30 million in Company stock. With approximately $20 million still available under the existing authorization, the aggregate authorization now totals approximately $145 million.

     -- Accelerating the rate of development of the Capital Grille concept beginning in fiscal 2007.


     RARE's Chairman and Chief Executive Officer, Philip J. Hickey, Jr., remarked, "These strategic initiatives reflect the strong commitment of our Board of Directors to building long-term shareholder value. By exiting the Bugaboo Creek business, we expect to sharpen our focus on leveraging the significant growth potential of our proven LongHorn Steakhouse and Capital Grille brands. As a result of the outstanding long-term performance of the Capital Grille, RARE's focus will include accelerating the concept's development, with four restaurants now scheduled to open in fiscal 2007 and five to six restaurants in fiscal 2008. In addition, through the recapitalization of our balance sheet, we will improve our capital structure and lower our cost of capital."
     The Company also announced today that it expects its income from continuing operations for the third quarter of fiscal 2006 to reflect a Financial Accounting Standard ("FAS") No. 144 asset impairment charge of approximately $5.6 million ($3.4 million or $0.10 per diluted share after tax), resulting from the write down of asset values of eight geographically diverse LongHorn Steakhouse restaurants. Furthermore, the Company will classify financial results for Bugaboo Creek for the third quarter of fiscal 2006, including a non-cash impairment charge related to exiting the business of $16 to $18 million, as discontinued operations.
     In addition, RARE has changed its accounting policies associated with the accrual of utilities and vacation expense. Historically, the Company's practice was to expense utility and vacation costs in the period these items were paid, which generally resulted in a full year of utilities and vacation expense in the consolidated statements of income. The utility costs will now be accrued in the period used and vacation costs will be accrued in the period earned. The cumulative amount of these changes as of the beginning of fiscal 2006 was approximately $6 million and, as provided in Staff Accounting Bulletin No. 108 issued in September 2006, the impact will be recorded as a reduction of retained earnings as of the beginning of fiscal 2006. The changes will not have any impact on the Company's cash flow or prior year financial statements.
     RARE Hospitality International will hold a conference call to discuss this release tomorrow, September 22, at 9:00 a.m. Eastern time. Participants will have the opportunity to listen to the conference call over the Internet by going to www.rarehospitality.com and clicking on Investor Relations or by going to www.investorcalendar.com. Participants are encouraged to go to the selected web site at least 15 minutes early to register, download, and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available at these sites shortly after the call through the end of business on October 25, 2006.

     Statements contained in this press release concerning future results, performance or expectations are forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as assumptions on which such statements are based. All forward-looking statements in this press release are based upon information available to the Company on the date of this press release. Forward-looking statements involve a number of risks and uncertainties, and other factors, that could cause actual results, performance or developments to differ materially from those expressed or implied by those forward-looking statements including the following: the ability of the Company to execute capital structure and other initiatives intended to enhance long-term shareholder value including the initiatives disclosed in this press release; the ability of the Company to obtain financing on terms acceptable to the Company and maintain compliance with the covenants included in such financing; the ability of the Company to repurchase its shares in the expected number and at prices that would be accretive to the Company's financial results; the ability of the Company to effect the sale of its Bugaboo Creek restaurants on acceptable terms; failure of facts to conform to necessary management estimates and assumptions regarding financial and operating matters; the Company's ability to identify and secure suitable locations for new restaurants on acceptable terms, open the anticipated number of new restaurants on time and within budget, achieve anticipated rates of same-store sales, hire and train additional restaurant personnel and integrate new restaurants into its operations; the continued implementation of the Company's business discipline over a large and growing restaurant base; increases in the cost of construction of new restaurants; unexpected increases in cost of sales or employee, pre-opening or other expenses; the economic conditions in the new markets into which the Company expands and possible uncertainties in the customer base in these areas; fluctuations in quarterly operating results; seasonality; unusual weather patterns or events; changes in customer dining patterns; the impact of any negative publicity or public attitudes related to the consumption of beef or other products sold by the Company; unforeseen increases in commodity pricing; disruption of established sources of product supply or distribution; competitive pressures from other national and regional restaurant chains; legislation adversely affecting the restaurant industry, including (without limitation) minimum wage and mandatory healthcare legislation; business conditions, such as inflation or a recession, or other negative effect on dining patterns, or some other negative effect on the economy, in general, including (without limitation) war, insurrection and/or terrorist attacks on United States soil; growth in the restaurant industry and the general economy; changes in monetary and fiscal policies, laws and regulations; and other risks identified from time to time in the Company's SEC reports, including the annual report on Form 10-K for 2005, quarterly reports on Form 10-Q and its current reports on Form 8-K, registration statements, press releases and other communications. Any forward-looking statement speaks only as of the date it was made and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.
     This press release does not constitute an offer to sell or a solicitation of an offer to buy any debt of the Company. An offering will only be made by the prospectus included in a registration statement filed with the Security and Exchange Commission.
     RARE Hospitality International, Inc. currently owns, operates and franchises 323 restaurants, including 264 LongHorn Steakhouse restaurants, 25 Capital Grille restaurants and 32 Bugaboo Creek Steak House restaurants.


     CONTACT: RARE Hospitality International, Inc.
              W. Douglas Benn, 770-399-9595